SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K


          Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) April  22, 2000
                           ----------------



                          TENSLEEP.COM, INC.
                                  -
------------------------------------------------------------------------------
                                  -
         (Exact name of registrant a specified in its Charter)


                               Colorado
        ------------------------------------------------------
            (State or Other Jurisdiction of Incorporation)


       0 - 30164                                     33-0789960
----------------------                  -------------------------------
(Commission Fine Number)               (I.R.S. Employer Identification No.)




         2201 N. LAMAR BLVD., SUITE 205, AUSTIN, TEXAS 78705
         ----------------------------------------------------
          (Address of Principal Executive offices, Zip Code)



                            (512) 236-8140
           -----------------------------------------------
           (Issuer's Telephone Number, including area code)


                            Not Applicable
   ----------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.

     Tensleep.com, Inc., on April 22, 2000 acquired 100% of the issued and outstanding Common stock of Master Financial Group, Inc., a Minnesota corporation, formed on December 2, 1999, in exchange for up to 700,000 shares of Tensleep.com common stock. The shareholders who exchanged their common stock was James Wang and his wife Lei Li, non-affiliated with Tensleep.com. The exact number of shares to be received is based on the extent of net profits derived by Tensleep.com from the business of Master Financial Group, Inc., which includes a web-site, www.analystgroup.com, which researches and rates micro-cap companies which are traded on the OTC Bulletin Board. Master Financial Group is in the business of providing financial services to small businesses.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired. Master Financial Group, Inc. has been in business for less that six months and management believes that none of the conditions of Rule 1-02 of Regulation S-X exceeds 10 percent and no financial statements are required. Unaudited Financial Statements, prepared by the Management of Master Financial Group, Inc., are attached to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit
99.3 and by Reference made a part hereof.
          -----------------------------------------

     (b) Pro Forma Financial Information. Master Financial Group, Inc. has been in business for less that six months and management believes that none of the conditions of Rule 1-02 of Regulation S-X exceeds 10 percent and no Pro Forma Financial Information is required.
          -------------------------------

     (c)  Exhibits.
          --------

             99.  Additional Exhibits

                   99.3 Stock Purchase Agreement, Dated March 29, 2000



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2000              Tensleep.com, Inc.


                                By:  /s/ Ronald S. Tucker
                                     ----------------------------------------
                                     Ronald S. Tucker, Chief Executive
                             Officer, President
                                     and Chief Financial Officer

                          INDEX TO EXHIBITS
                    TO CURRENT REPORT ON FORM 8-K


                                         Sequentially

                                           Numbered
Exhibit No.     Description
                                Page
--------------     --------------
                                   ------------
   99.3              Stock Purchase Agreement, Dated March 29, 2000
             4
                        For Purchase of Master Financial Group, Inc.